UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2005

                          ----------------------------

                                 iPAYMENT, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                                    000-50280
                            ------------------------
                            (Commission File Number)


                                   62-1847043
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                     (I.R.S. Employer Identification Number)


                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
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              (Address and zip code of principal executive offices)


                                 (615) 665-1858
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              (Registrant's telephone number, including area code)


                                       N/A
              -----------------------------------------------------
              (Name or former address if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

     On November 28, 2005, the Registrant entered into Amendment No. 1 (the "First Amendment") to the Rights Agreement, dated May 12, 2003 (the "Rights Agreement"), between iPayment, Inc. (the "Company") and Wachovia Bank, N.A., as Rights Agent. The amendment, among other things, amended the definition of "Acquiring Person" in Section 1(a) of the Rights Agreement to add a provision that none of Gregory S. Daily ("Daily") nor such other persons that the special committee established by the Board of Directors of the Company on May 13, 2005 (the "Special Committee") permits by resolution (a "Permitted Person") or any "group" consisting solely of one or more of Daily and/or any Permitted Person shall be deemed to be an "Acquiring Person" solely as a result of any arrangement, agreement or understanding with respect to a "Permitted Transaction" for so long as any such arrangement, agreement or understanding is conditioned upon the approval of the Special Committee. A "Permitted Transaction" means a merger, a tender offer or similar business combination transaction in which Daily and one or more Permitted Persons acquire, directly or indirectly, all (or such lesser number as the Special Committee shall approve) of the outstanding common stock of the Company not beneficially owned by them at a price of not less than $43.50 per share, upon terms and conditions otherwise approved by the Special Committee.

     A copy of the First Amendment is included as Exhibit 6 to the Company's Form 8-A/A dated November 29, 2005 and is incorporated herein by reference. This description of the First Amendment does not purport to be complete, and is qualified in its entirety by reference to the First Amendment.

     In addition, on November 11, 2005, the Special Committee resolved that any arrangement, agreement or understanding regarding the acquisition of all of the outstanding common stock of the Company at a price per share of $43.50 among Daily and certain other stockholders as he shall specify and as are approved by the Special Committee (each, a "Permitted Investing Party") shall not make such persons, and shall not result in the formation of a group that would be considered, an "interested stockholder" for the purposes of Section 203 of the Delaware General Corporation Law. The resolution is conditioned on any arrangement, agreement or understanding between Daily and any Permitted Investing Party being subject to approval of the Special Committee. The resolution does not constitute approval of any business combination involving the Company, including, without limitation, any business combination that might occur as a result of any such arrangement, agreement or understanding.

                   Section 3 - Securities and Trading Markets

Item 3.03.  Material Modification to Rights of Security Holders

     The information called for by this item is incorporated by reference from
Item 1.01 above.

                 Section 9 -- Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)  The following item is filed as an exhibit to this report:

4.7 Amendment No. 1, dated as of November 28, 2005, to Rights Agreement, dated May 12, 2003, between the Registrant and Wachovia Bank, N.A., as Rights Agent (incorporated by reference from the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on November 29, 2005).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     iPAYMENT, INC.


Date:  November 29, 2005             By: /s/ Afshin Yazdian
                                        ----------------------------------------
                                        Name:  Afshin Yazdian
                                        Title: Executive Vice President, General
                                               Counsel and Secretary

                                  EXHIBIT INDEX

No.                 Description
---                 -----------

4.7 Amendment No. 1, dated as of November 28, 2005, to Rights Agreement, dated May 12, 2003, between the Registrant and Wachovia Bank, N.A., as Rights Agent (incorporated by reference from the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on November 29, 2005).